SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                         Date of Report: October 17, 2005
                        (Date of earliest event reported)

                             NETWOLVES CORPORATION
             (Exact name of registrant as specified in its charter)


    New York                       000-25831                    11-2208052
--------------------------------------------------------------------------------
(State or other                   (Commission                 (IRS Employer
 jurisdiction of                  File Number)                Identification
 incorporation)                                                  Number)


4805 Independence Pkwy., Tampa, FL                               33634
----------------------------------                               -----
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number including area code           (813) 286-8644
                                                             -------------

                                 Not applicable
                                 --------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     By letter dated October 17, 2005, the Company received written notification from Nasdaq that since it had not received the Company's Form 10-KSB for the fiscal year ended June 30, 2005 as required by Marketplace Rule 4310(c)(14) for continual listing, its securities will be delisted from the Nasdaq Stock Market at the opening of business on October 26, 2005, unless the Company requests a hearing in accordance with Marketplace Rule 4800 Series on or before 4:00 p.m. Eastern Time on October 24, 2005.

     The Company intends to file its Form 10-KSB for the fiscal year ended June 30, 2005 on or before October 24, 2005. In the event a hearing by Nasdaq is still required for the Company to maintain its listing, it will be timely filed. A hearing request will stay the delisting of the Company's securities pending the decision of the Nasdaq Listing Qualifications Panel ("the Panel"). There can be no assurance that the Panel will grant the Company's request for continued listing.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NETWOLVES CORPORATION

                                        /s/ Peter C. Castle
                                        -------------------
                                        Peter C. Castle
                                        Vice President - Finance


Dated:  October 21, 2005